UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): December 15, 2017

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On December 14, 2017, the Board of Directors of OrthoPediatrics Corp. (“the Company”) appointed Samuel D. Riccitelli, 58, to fill the vacancy in Class II of the Board of Directors of the Company. Mr. Riccitelli was nominated by Squadron Capital LLC (“Squadron”) for appointment by the Board pursuant to that certain Stockholders’ Agreement, dated October 16, 2017, between Squadron and the Company (the “Stockholders’ Agreement”). Mr. Riccitelli joins Mr. Pelizzon, Mr. Ruf and Ms. Infante as the fourth Squadron-designated director on our Board of Directors. Mr. Riccitelli’s term will continue until the 2019 Annual Meeting of the Shareholders, at which time he will be considered for election for a three (3) year term. Mr. Riccitelli has been appointed to serve on the Corporate Governance Committee of the Board. A copy of the Company’s press release, dated December 15, 2017, announcing the appointment of Mr. Riccitelli and detailing his relevant experience is attached hereto as Exhibit 99.1.

For his service as a Director, Mr. Riccitelli will be entitled to receive his pro rata portion of the standard non-employee director cash retainer, as more fully described in the Company’s Registration Statement on Form S-1/A filed on October 10, 2017, which description is incorporated herein by reference. Other than being eligible to receive such director compensation and the appointment being required by the Stockholders’ Agreement, Mr. Riccitelli did not enter into any material plan, contract, or arrangement in connection with his appointment as a director. Mr. Riccitelli is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press release, dated December 15, 2017, issued by OrthoPediatrics Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: December 15, 2017	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary